UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2013

BBX CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-13133	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in further detail in the Current Report on Form 8-K of BBX Capital Corporation (the “Company”) filed with the Securities and Exchange Commission on April 6, 2013 (the “Initial Form 8-K”), the Company invested a total of $71.75 million in Woodbridge Holdings, LLC (“Woodbridge”) on April 2, 2013 in exchange for a 46% equity interest in Woodbridge.  The Company’s investment in Woodbridge, which consisted of $60 million in cash and a promissory note in Woodbridge’s favor in the original principal amount of $11.75 million, was made in connection with the closing of Woodbridge’s acquisition, pursuant to a cash merger transaction (the “Merger”), of all of the shares of common stock of Bluegreen Corporation (“Bluegreen”) not previously owned by Woodbridge.

This Amendment No. 1 to the Initial Form 8-K (this “Form 8-K/A”) is being filed to provide historical financial statements of Woodbridge and Bluegreen and pro forma financial information of the Company which are filed as exhibits to this Form 8-K/A.

Prior to the Merger, Woodbridge owned approximately 54% of Bluegreen’s then-outstanding common stock.  Woodbridge wound down its historical real estate operations between 2008 and 2010, and Woodbridge’s ownership interest in Bluegreen since that time has been and remains the primary asset of Woodbridge.  As a result of acquiring a 46% equity interest in Woodbridge and based on the criteria in Rule 8-04 of Regulation S-X, the Company would generally be required to file audited financial statements of Woodbridge as of and for the year ended December 31, 2011 under Item 9.01 of Form 8-K in addition to the audited financial statements of Woodbridge as of and for the year ended December 31, 2012 (which are included as part of Exhibit 99.1 hereto).  However, since Woodbridge’s 2011 audited financial statements could not be prepared without significant hardship and expense, the Company has included unaudited financial statements of Woodbridge as of and for the year ended December 31, 2011.  Additionally, because Bluegreen represented the majority of Woodbridge at December 31, 2011 and for the year then ended, and because Bluegreen’s 2011 financial statements were audited by Bluegreen’s then independent auditor, the Company requested a waiver from the Securities and Exchange Commission (“SEC”) relating to the requirement that the Company file audited financial statements of Woodbridge for the year ended December 31, 2011.  The Company proposed to instead file unaudited financial statements of Woodbridge for the year ended December 31, 2011, a consolidating balance sheet and income statement of Woodbridge as of and for the year ended December 31, 2011 and audited financial statements of Bluegreen as of and for the years ended December 31, 2011 and 2010.  In response to the waiver request, the SEC advised the Company that, based upon the facts and circumstances presented in the request, the SEC would not object to the Company’s requested method of complying with Rule 8-04 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits.

a)	Financial Statements of Businesses Acquired.

The consolidated statement of financial condition of Woodbridge and its subsidiaries as of December 31, 2012 (audited) and 2011 (unaudited) and consolidated statements of operations, comprehensive income, changes in total equity and cash flows of Woodbridge and its subsidiaries for the year ended December 31, 2012 (audited) and 2011 (unaudited) and the related notes and the unaudited consolidating statement of financial condition of Woodbridge and its subsidiaries as of, and unaudited consolidating statement of operations of Woodbridge and its subsidiaries for the year ended, December 31, 2011 are filed as Exhibit 99.1 to this Form 8-K/A.

The audited consolidated balance sheets of Bluegreen and its subsidiaries as of December 31, 2011 and 2010 and audited consolidated statements of operations, shareholders’ equity and cash flows of Bluegreen and its subsidiaries for each of the years in the three-year period ended December 31, 2011 and the related notes are filed as Exhibit 99.2 to this Form 8-K/A.

The unaudited consolidated statement of financial condition of Woodbridge and its subsidiaries as of March 31, 2013 and unaudited consolidated statements of operations, comprehensive income, changes in total equity and cash flows of Woodbridge and its subsidiaries for the three months ended March 31, 2013 and 2012 and the related notes are presented as permitted by Form 10-Q and are filed as Exhibit 99.3 to this Form 8-K/A.

b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated statement of financial condition of the Company and its subsidiaries as of March 31, 2013 and unaudited pro forma condensed consolidated statements of operations of the Company and its subsidiaries for each of the years in the three year period ended December 31, 2012, and the three months ended March 31, 2013 and 2012 and the related notes are filed as Exhibit 99.4 to this Form 8-K/A.

  d)    Exhibits.

Exhibit 23.1	Consent of Ernst & Young LLP.
Exhibit 23.2	Consent of PricewaterhouseCoopers LLP.
Exhibit 99.1

Consolidated statement of financial condition of Woodbridge Holdings, LLC and its subsidiaries as of December 31, 2012 (audited) and 2011 (unaudited) and consolidated statements of operations, comprehensive income, changes in total equity and cash flows of Woodbridge Holdings, LLC and its subsidiaries for the year ended December 31, 2012 (audited) and 2011 (unaudited) and the related notes and the unaudited consolidating statement of financial condition of Woodbridge Holdings, LLC and its subsidiaries as of, and unaudited consolidating statement of operations of Woodbridge Holdings, LLC and its subsidiaries for the year ended, December 31,2011.

Exhibit 99.2

Audited consolidated balance sheets of Bluegreen Corporation as of December 31, 2011 and 2010 and audited consolidated statements of operations,  stockholders’ equity and cash flows of Bluegreen Corporation for each of the years in the three year period ended December 31, 2011 and the related notes.

Exhibit 99.3

Unaudited consolidated statement of financial condition of Woodbridge Holdings, LLC and its subsidiaries as of March 31, 2013 and unaudited consolidated statements of operations, comprehensive income, changes in total equity and cash flows of Woodbridge Holdings, LLC and its subsidiaries for the three months ended March 31, 2013 and 2012 and the related notes.

Exhibit 99.4

Unaudited pro forma condensed consolidated statement of financial condition of the Company and its subsidiaries as of March 31, 2013, unaudited pro forma condensed consolidated statements of operations of the Company and its subsidiaries for the three months ended March 31, 2013 and 2012, unaudited pro forma condensed consolidated statements of operations of the Company and its subsidiaries for each of the years in the three year period ended December 31, 2012, and the related notes.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBX CAPITAL CORPORATION

Date: June 17, 2013

	By:	/s/ John K. Grelle
John K. Grelle,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 23.1	Consent of Ernst & Young LLP.
Exhibit 23.2	Consent of PricewaterhouseCoopers LLP.
Exhibit 99.1

Consolidated statement of financial condition of Woodbridge Holdings, LLC and its subsidiaries as of December 31, 2012 (audited) and 2011 (unaudited) and consolidated statements of operations, comprehensive income, changes in total equity and cash flows of Woodbridge Holdings, LLC and its subsidiaries for the year ended December 31, 2012 (audited) and 2011 (unaudited) and the related notes and the unaudited consolidating statement of financial codition of Woodbridge Holdings, LLC and its subsidiaries as of, and unaudited consolidating statement of operations of Woodbridge Holdings, LLC and its subsidiaries for the year ended, December 31,2011.

Exhibit 99.2

Audited consolidated balance sheets of Bluegreen Corporation as of December 31, 2011 and 2010 and audited consolidated statements of operations,  stockholders’ equity and cash flows of Bluegreen Corporation for each of the years in the three year period ended December 31, 2011 and the related notes.

Exhibit 99.3

Unaudited consolidated statement of financial condition of Woodbridge Holdings, LLC and its subsidiaries as of March 31, 2013 and unaudited consolidated statements of operations, comprehensive income, changes in total equity and cash flows of Woodbridge Holdings, LLC and its subsidiaries for the three months ended March 31, 2013 and 2012 and the related notes.

Exhibit 99.4

Unaudited pro forma condensed consolidated statement of financial condition of the Company and its subsidiaries as of March 31, 2013, unaudited pro forma condensed consolidated statements of operations of the Company and its subsidiaries for the three months ended March 31, 2013 and 2012, unaudited pro forma condensed consolidated statements of operations of the Company and its subsidiaries for each of the years in the three year period ended December 31, 2012, and the related notes.